                                                                   Exhibit 10.18

[LETTERHEAD OF GOLDMAN SACHS]

                                  CONFIRMATION

DATE:     January 31, 2002 (revised from January 17, 2002 confirmation)

TO:       Mercury Interactive Corporation
          1325 Borregas Avenue
          Sunnyvale, CA 94089
          Telephone No.: (408) 822-5591
                         --------------
          Facsimile No.: (408) 822-5320
                         --------------
          Attention    : Susan Skaer, General Counsel

FROM:     Goldman Sachs Capital Markets, L.P.

SUBJECT:  Swap Transaction

REF NO:   NUUS201PG 052 000000

--------------------------------------------------------------------------------

The purpose of this revised communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the "Transaction") between Goldman Sachs Capital Markets, L.P. ("GSCM"), guaranteed by The Goldman Sachs Group, Inc. ("Goldman Group"), and Mercury Interactive Corporation ("Counterparty"). This communication supersedes and replaces all prior communications between the parties hereto with respect to the Transaction described below. This communication constitutes a "Confirmation" as referred to in the Swap Agreement specified below .

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates and incorporates by reference the form of the ISDA Master Agreement (Local Currency-Single Jurisdiction) (the "ISDA Form Master"), including the modifications set forth in Annex A attached hereto, and the ISDA Credit Support Annex (the "ISDA Form CSA" and, together with the ISDA Form Master, the "ISDA Forms"), including the modifications set forth in Annex B attached hereto, as if we had executed such ISDA Forms effective as of the Trade Date of the first Transaction between us. In the event of any inconsistency between the Definitions, the ISDA Forms and this Confirmation, this Confirmation will govern.

3. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                  USD 300,000,000, subject to reduction in
                                  accordance with paragraph 4 herein.

Bonds:                            Mercury Interactive Corporation (the "Issuer")
                                  Maturity:  July 1, 2007
                                  Coupon:  4.75% Convertible Subordinated
                                  Debentures
                                  CUSIP: 589405AB5

Trade Date:                       January 17, 2002

Effective Date:                    January 22, 2002

Termination Date:                  The earlier of (a) July 1, 2007, subject to
                                   adjustment in accordance with the Modified
                                   Following Business Day Convention or (b) with respect to any portion of this Transaction terminated in accordance with paragraph 4 herein, the Termination Effective
                                   Date.

Fixed Amounts:
--------------

Fixed Rate Payer:                  GSCM

Fixed Rate Payer Payment Dates:    Semi-annually, on each January 1 and July 1,
                                   commencing on July 1, 2002, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day
                                   Convention.

Fixed Rate:                        4.75%

Fixed Rate Day Count Fraction:     30/360

Fixed Rate Period End Dates:       Not Adjusted

Floating Amounts:
-----------------

Floating Rate Payer:               Counterparty

Floating Rate Payer Payment Dates: Semi-annually, on each January 1 and July 1, commencing on July 1, 2002, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:              USD-LIBOR-BBA

Floating Rate Designated Maturity: 6 Months

Initial Floating Rate Setting:     1.84%

Floating Rate Spread:              Plus 0.86%

Floating Rate Reset Dates:         The first day of each Calculation Period

Floating Rate Day Count Fraction:  Actual/360

Floating Rate Period End Dates:    Adjusted in accordance with the Following
                                   Business Day Convention.

Business Days:                     New York and London

Calculation Agent:                 GSCM

Governing Law:                     New York law

4.  Termination:

In the event that (i) Issuer converts, in whole or in part, any of the Bonds into shares of common stock of Issuer upon the valid exercise by holders of such Bonds (such holders not to include the Issuer or any of its affiliates) of their conversion right or (ii) Issuer redeems, in whole or in part, any of the Bonds at their stated redemption price pursuant to its right of optional redemption (such redemption not to include Bonds held by the Issuer or any of its affiliates), the portion of this Transaction equal to the principal amount of the Bonds that Issuer either converts or redeems as provided in (i) and (ii) above (the "Termination Amount"), shall terminate as of the actual date of conversion or redemption (the "Termination Effective Date"). On the Termination Effective Date, (i) a Termination Date will be deemed to have occurred with respect to a portion of this Transaction equal to the Termination Amount and all Fixed Amount and Floating Amount payments with respect to the terminated portion of this Transaction shall be due and payable on said date and (ii) the Notional Amount shall be reduced by the related Termination Amount and all payment calculations will be based on the remaining portion of this Transaction after giving effect to such partial termination.

Termination in accordance with this paragraph 4 shall be contingent upon Counterparty providing notice of such conversion or redemption to Goldman not later than two Business Days following the Termination Effective Date, which notice shall include written certification acceptable to Goldman confirming the date such conversion or redemption and the principal amount of the Bonds converted or redeemed.

5.  Credit Support Documents:    Standard Guaranty of Goldman Group.

6.  Credit Support Providers:    With respect to GSCM, Goldman Group.

7.  Account Details:
USD Payments to GSCM:
For the Account of:              Goldman Sachs Capital Markets, L.P.
Name of Bank:                    Citibank. N.A. New York
Account No:                      40670834
Fed ABA No:                      021000089
GSCM Inquiries                   Goldman Sachs Capital Markets, L.P.
                                 Telephone No.: 212-902-2686
                                 Facsimile No.: 212-902-5692

Payments to Counterparty:        In accordance with Counterparty's written
                                 instructions as set forth below or otherwise delivered to GSCM. GSCM shall make no payments without having received (i) such written instructions and (ii) a fully executed facsimile copy of this Confirmation or other written acceptance of the terms hereof.
For the Account of:
Name of Bank:
Account No:
Attention:
ABA No.:


8.  Offices:

     (a) The Office of GSCM for this Transaction is 85 Broad Street, New York, New York 10004.

     (b) The Office of Counterparty for this Transaction is 1325 Borregas Avenue, Sunnyvale, California 94089.

9. Counterparty hereby agrees (a) to check this revised Confirmation (Reference
No.: NUUS201PG) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between GSCM and Counterparty with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

                                       Very truly yours,

                                       GOLDMAN SACHS CAPITAL MARKETS, L.P.

                                       By:  Goldman Sachs Capital Markets, Inc.,
                                            General Partner

                                       By:  /s/ Daniel A. Ruperto
                                            Name:  Daniel A. Ruperto
                                            Title: Vice President




Agreed and Accepted By:

MERCURY INTERACTIVE CORPORATION




By:  /s/ Susan J. Skaer
     Name:  Susan J. Skaer
     Title: Vice President, General Counsel and Secretary

Counterparty Reference No.:
                           ----------------------

                                     Annex A

The following provisions shall be in lieu of a Schedule and shall be deemed to modify and supplement the ISDA Form Master.

(a) "Specified Entity" means, in relation to GSCM, Goldman, Sachs & Co., Goldman Sachs Capital Markets, L.P., Goldman Sachs International, Goldman Sachs (Asia) Finance, Goldman Sachs Financial Markets, L.P., and Goldman Sachs Mitsui Marine Derivative Products, L.P. for the purpose of Section 5(a)(v), and shall not apply for purposes of Sections 5(a)(vi), 5(a)(vii) and 5(b)(iv); and means, in relation to Counterparty, any Significant Subsidiary (as defined in the Indenture between Counterparty and State Street Bank and Trust Company of California, N.A., dated as of July 3, 2000).

(b) "Cross Default" will apply to GSCM and to Counterparty, provided that (i) the phrase "or becoming capable at such time of being declared" shall be deleted from clause (1) of such Section 5(a)(vi) so that only Specified Indebtedness that has actually been accelerated triggers this Event of Default. "Threshold Amount" means in relation to GSCM, US$50,000,000 (or its equivalent in another currency) and in relation to Counterparty, US$10,000,000 (or its equivalent in another currency).

(c) "Credit Event Upon Merger" will apply to GSCM and will apply to Counterparty.

(d) Payments on Early Termination. For the purpose of Section 6(e): [Loss] will apply and the Second Method will apply.

(e) The parties agree to amend the following subsections of Section 5(a) as follows: clause (ii): in the fifth line of this clause, delete the word "thirtieth" and insert the word "twentieth".

(f) Documents to be delivered upon the execution of this Confirmation for the purpose of Section 4(a) are: (i) with respect to both GSCM and Counterparty, a copy of the most recent, publicly available audited annual financial statements and/or of the unaudited quarterly financial statements of, in the case of GSCM, Goldman Group, and, in the case of Counterparty, Counterparty, prepared in accordance with generally accepted accounting principles in the country in which the party is organized; (ii) with respect to GSCM only, the Standard Guaranty of Goldman Group; and, (iii) with respect to Counterparty only, certified resolutions of its board of directors or other governing body authorizing this Confirmation and the Transactions contemplated hereby.

(g) Jurisdiction. The parties hereby agree to amend Section 13(b) by deleting "non-" from the second line of clause (i).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) will not apply to Transactions.

(i) Accuracy of Specified Information. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period, the phrase "or, in the case of audited or unaudited financial statements, a fair presentation of the financial condition of the relevant person."

(j) Additional Representations. The parties agree to amend Section 3 by adding new Sections 3(e), (f), (g), and (h) as follows:

     (e) Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

     (f) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (g) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

     (h) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(k) Transfer. The following amendments are hereby made to Section 7: (i) in the third line, insert the words "which consent will not be arbitrarily withheld or delayed," immediately before the word "except"; and (ii) in clause (a), insert the words "or reorganization, incorporation, reincorporation, or reconstitution into or as," immediately before the word "another."

(l) Severability. This Agreement shall be deemed to be invalid and unenforceable if any provision of Sections 1(c), 2, 5, 6, or 11 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, any such Section) shall be held to be invalid or unenforceable.

(m) Waiver of Trial by Jury. Each party hereby irrevocably waives any and all right to trial by jury in any Proceeding.

                                     Annex B

The following provisions shall apply with respect to Paragraph 13 to the ISDA Form CSA.

(a) Credit Support Obligations.

     (i) "Credit Support Amount" has the meaning specified in Paragraph 3, except that the Credit Support Amount for Counterparty shall never be less than the Independent Amount.

     (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Counterparty.

                                                             Valuation
                                                            Percentage
                                                            ----------

          (A)      Cash                                         100%

          (B)      negotiable debt obligations                 98.5%
                   issued by the U.S. Treasury
                   Department having an original
                   maturity at issuance of not
                   more than one year ("Trea-
                   sury Bills")

          (C)      negotiable debt obligations                 98.5%
                   issued by the U.S. Treasury
                   Department having an original
                   maturity at issuance of more
                   than one year but not more
                   than 10 years ("Treasury Notes")

          (D)      negotiable debt obligations                 98.5%
                   issued by the U.S  Treasury
                   Department having an original
                   maturity at issuance of more
                   than 10 years ("Treasury Bonds")

          (E)      negotiable debt obligations                 98.5%
                   which are issued and/or
                   guaranteed as to both principal
                   and Interest by the Federal Home
                   Loan Mortgage Corporation
                   ("FHLMC"), the Federal National
                   Mortgage Association ("FNMA"),
                   or the Government National Mort-
                   gage Association ("GNMA"),
                   including mortgage-backed
                   securities and REMICs (collectively,
                   "Agency Securities"), but excluding
                   interest only securities, principal only securities and residual interests.

     (iii) Thresholds.

                   (A) "Independent Amount" means with respect to Counterparty:
                   2% of the initial Notional Amount.

                   (B) "Threshold" means with respect to GSCM: Not applicable, it being understood that GSCM shall be only a Secured Party hereunder and not a Pledgor and shall be under no obligation to Transfer Collateral hereunder; and with respect to
                   Counterparty: zero.

                   (C) "Minimum Transfer Amount" means with respect to a party, $1,000,000; provided, however, that if an Event of Default
                               --------  -------
                   has occurred and is continuing with respect to a party, the Minimum Transfer Amount with respect to such party shall be zero.

                   (D) Rounding. The Delivery Amount and Return Amount will be rounded up and down, respectively, to the nearest integral multiple of $100,000.

(b) Valuation and Timing.

     (i)   "Valuation Agent" means GSCM.

     (ii)  "Valuation Date" means each New York Banking Day.

     (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means no later than 1:00 p.m., New York time, on a Local Business Day; provided, however, that the Valuation Agent will only give notice of its calculations to a party upon request by such party.

(c) Conditions Precedent. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Counterparty only, Credit Event Upon Merger and Illegality.

(d) Dispute Resolution.

     (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

     (ii) "Value". For the purpose of Paragraph 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:

                   (A) The Value of Cash will be the face amount thereof, multiplied by the applicable Valuation Percentage.

                   (B) With respect to any Treasury Bills, Treasury Notes, Treasury Bonds, or Agency Securities (referred to herein as "Securities"), the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Securities chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker on such date, the mean of such high bid and low asked prices as of the day, next preceding such date, on which such quotations were available, plus (II) the accrued interest on such Securities (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in
                   (I) of this clause (B)) as of such date, multiplied by the applicable Valuation Percentage.

(e) Distributions and Interest Amount.

     (i)   Interest Rate. The "Interest Rate" will be the overnight Federal
                          -------------------------------------------------
     Funds (Effective) rate, as advised by Telerate p. 120, minus 25 basis
     ---------------------------------------------------------------------
     points.
     -------

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

[LETTERHEAD OF GOLDMAN SACHS]

                                  CONFIRMATION

DATE:     February 26, 2002

TO:       Mercury Interactive Corporation
          1325 Borregas Avenue
          Sunnyvale, CA 94089
          Telephone No.: (408) 822-5591
                         --------------
          Facsimile No.: (408) 822-5320
                         --------------
          Attention    : Susan Skaer, General Counsel

FROM:     Goldman Sachs Capital Markets, L.P.

SUBJECT:  Swap Transaction

REF NO:   NUUS202P0

--------------------------------------------------------------------------------

The purpose of this communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the "Transaction") between Goldman Sachs Capital Markets, L.P. ("GSCM"), guaranteed by The Goldman Sachs Group, L.P. ("Goldman Group"), and Mercury Interactive Corporation ("Counterparty"). This communication constitutes a "Confirmation" as referred to in the Swap Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates and incorporates by reference the form of the ISDA Master Agreement (Local Currency-Single Jurisdiction) (the "ISDA Form Master"), including the modifications set forth in Annex A attached hereto, and the ISDA Credit Support Annex (the "ISDA Form CSA" and, together with the ISDA Form Master, the "ISDA Forms"), including the modifications set forth in Annex B attached hereto, as if we had executed such ISDA Forms effective as of the Trade Date of the first Transaction between us. In the event of any inconsistency between the Definitions, the ISDA Forms and this Confirmation, this Confirmation will govern.

3. The terms of the particular Transaction to which this Confirmation relates are as follows:

Bonds:                         Mercury Interactive Corporation (the "Issuer")
                               Maturity: July 1, 2007
                               Coupon: 4.75% Convertible Subordinated Debentures
                               CUSIP: 589405AB5

Trade Date:                    February 19, 2002

Effective Date:                February 23, 2002

Termination Date:              July 1, 2007

Swap I:
-------

Notional Amount I:                   Zero, subject to increase in accordance
------------------                   with paragraph 4 herein.

Fixed Amount I:
---------------

Fixed Rate Payer I:                  Counterparty

Fixed Rate Payer Payment Dates I:    Semi-annually, on each January 1 and
                                     July 1, commencing on July 1, 2002, and
                                     ending on the Termination Date, subject to adjustment in accordance with the Following
                                     Business Day Convention.

Fixed Rate I:                        4.75%

Fixed Rate Day Count Fraction I:     30/360

Fixed Rate Period End Dates I:       Not Adjusted

Floating Amount I:
------------------

Floating Rate Payer I:               GSCM

Floating Rate Payer Payment Dates I: Semi-annually, on each January 1 and
                                     July 1, commencing on July 1, 2002, and
                                     ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option I:              USD-LIBOR-BBA

Floating Rate Designated Maturity I: 6 Months

Floating Rate Spread I:              0.86%

Floating Rate Reset Dates I:         The first day of each Calculation Period

Floating Rate Day Count Fraction I:  Actual/360

Floating Rate Period End Dates I:    Adjusted in accordance with the Following
                                     Business Day Convention.

Supplementary Amount:
---------------------

     Supplementary Amount Payer:     GSCM

     ---------------------------

     Supplementary Amount Payment    Semi-annually, on each January 1 and
     ----------------------------    July 1, commencing on July 1, 2002, and
     Dates:                          ending on the Termination Date, subject to
     ------                          adjustment in accordance with the Following
                                     Business Day Convention.

     Supplementary Amount:           (i) For so long as Notional Amount I is
     ---------------------           equal to zero, USD 608,333 and (ii) if on
                                     any date  Notional  Amount I exceeds zero
                                     (the "Supplementary Amount End Date"),
                                           -------------
                                     zero, provided, however, that the
                                     Supplementary Amount Payer shall  be
                                     -------------
                                     responsible for all accrued but yet unpaid
                                     amounts calculated to but excluding the
                                     Supplementary Amount End Date.
                                     -------------
                                     Notwithstanding anything to the contrary herein, for the first Supplementary Amount
                                     Payment Date only, the Supplementary Amount shall be USD 432,593.

Swap II:
--------

Notional Amount II:                  Zero, subject to increase in accordance
-------------------                  with paragraph 4 herein.

Fixed Amount II:
----------------

Fixed Rate Payer II:                 GSCM

Fixed Rate Payer Payment Dates II:   Semi-annually, on each January 1 and
                                     July 1, commencing on July 1, 2002, and
                                     ending on the Termination Date, subject to adjustment in accordance with the Following
                                     Business Day Convention.

Fixed Rate II:                       4.75%

Fixed Rate Day Count Fraction II:    30/360

Fixed Rate Period End Dates II:      Not Adjusted

Floating Amount II:

Floating Rate Payer II:              Counterparty

Floating Rate Payer Payment          Semi-annually, on each January 1 and
Dates II:                            July 1, commencing on July 1, 2002, and
                                     ending on the Termination Date, subject to adjustment in accordance with the Following
                                     Business Day Convention.

Floating Rate Option II:             USD-LIBOR-BBA

Floating Rate Designated

Maturity II:                         6 Months

Floating Rate Spread II:             0.86%

Floating Rate Reset Dates II:        The first day of each Calculation Period

Floating Rate Day Count Fraction II: Actual/360

Floating Rate Period End Dates II:   Adjusted in accordance with the Following
                                     Business Day Convention.

Business Days:                       New York and London

Calculation Agent:                   GSCM

Governing Law:                       New York law

4.  Additional Amounts:

In the event that the price of 8.9888 shares (or the prevailing conversion rate under the Indenture (as defined below)) (subject to the appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) of the common stock of the Issuer (or the securities received in exchange for the common stock of the Issuer in any consolidation or merger of the Issuer with or into another entity, or any merger of another entity into the Issuer) exceeds the Redemption Price for the corresponding Redemption Period, as stated in Annex C, then the Notional Amount I shall equal $300,000,000, effective as of such date to and including the Termination Date.

In the event that (i) Issuer converts, in whole or in part, any of the Bonds into shares of common stock of Issuer upon the valid exercise by holders of such Bonds (such holders not to include the Issuer or any of its affiliates) of their conversion right or (ii) Issuer redeems, in whole or in part, any of the Bonds at their stated redemption price pursuant to its right of optional redemption (such redemption not to include Bonds held by the Issuer or any of its affiliates), the portion of this Transaction equal to the principal amount of the Bonds that Issuer either converts or redeems as provided in (i) and (ii) above (the "Additional Amount"), shall be added to the Notional Amount II as of the actual date of conversion or redemption (the "Additional Amount Effective Date").

The increases to the Notional Amount II in accordance with this paragraph 4 shall be contingent upon Counterparty providing notice of such conversion or redemption to Goldman not later than two Business Days following the Additional Amount Effective Date, which notice shall include written certification acceptable to Goldman confirming the date such conversion or redemption and the principal amount of the Bonds converted or redeemed.

5.  Credit Support Documents:        Standard Guaranty of The Goldman Sachs
                                     Group, L.P.

6.  Credit Support Providers:        With respect to GSCM, Goldman Group.

7.  Account Details:
USD Payments to GSCM:
For the Account of:                  Goldman Sachs Capital Markets, L.P.
Name of Bank:                        Citibank. N.A. New York
Account No:                          40670834
Fed ABA No:                          021000089
GSCM Inquiries                       Goldman Sachs Capital Markets, L.P.
                                     Telephone No.: 212-902-2686
                                     Facsimile No.: 212-902-5692

Payments to Counterparty:            In accordance with Counterparty's written
                                     instructions as set forth below or
                                     otherwise delivered to GSCM. GSCM shall
                                     make no payments without having received
                                     (i) such written instructions and (ii) a fully executed facsimile copy of this Confirmation or other written acceptance of the terms hereof.
For the Account of:
Name of Bank:
Account No:
Attention:
ABA No.:

8.  Offices:

     (a) The Office of GSCM for this Transaction is 85 Broad Street, New York, New York 10004.

     (b) The Office of Counterparty for this Transaction is 1325 Borregas Avenue, Sunnyvale, California 94089.

8. Counterparty hereby agrees (a) to check this Confirmation (Reference No.: [ ]) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between GSCM and Counterparty with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

                                       Very truly yours,

                                       GOLDMAN SACHS CAPITAL MARKETS, L.P.

                                       By:  Goldman Sachs Capital Markets, Inc.,
                                            General Partner

                                       By:  /s/ Daniel A. Ruperto
                                            Name:  Daniel A. Ruperto
                                            Title: Vice President




Agreed and Accepted By:
MERCURY INTERACTIVE CORPORATION




By:  /s/ Susan J. Skaer
     Name:  Susan J. Skaer
     Title: Vice President, General Counsel and Secretary

Counterparty Reference No.:
                           ----------------------

                                     Annex A

The following provisions shall be in lieu of a Schedule and shall be deemed to modify and supplement the ISDA Form Master.

(a) "Specified Entity" means, in relation to GSCM, Goldman, Sachs & Co., Goldman Sachs Capital Markets, L.P., Goldman Sachs International, Goldman Sachs (Asia) Finance, Goldman Sachs Financial Markets, L.P., and Goldman Sachs Mitsui Marine Derivative Products, L.P. for the purpose of Section 5(a)(v), and shall not apply for purposes of Sections 5(a)(vi), 5(a)(vii) and 5(b)(iv); and means, in relation to Counterparty, any Significant Subsidiary (as defined in the Indenture between Counterparty and State Street Bank and Trust Company of California, N.A., dated as of July 3, 2000 (the "Indenture")).

(b) "Cross Default" will apply to GSCM and to Counterparty, provided that (i) the phrase "or becoming capable at such time of being declared" shall be deleted from clause (1) of such Section 5(a)(vi) so that only Specified Indebtedness that has actually been accelerated triggers this Event of Default. "Threshold Amount" means in relation to GSCM, US$50,000,000 (or its equivalent in another currency) and in relation to Counterparty, US$10,000,000 (or its equivalent in another currency).

(c) "Credit Event Upon Merger" will apply to GSCM and will apply to Counterparty.

(d) Payments on Early Termination. For the purpose of Section 6(e): Loss will apply and the Second Method will apply.

(e) The parties agree to amend the following subsections of Section 5(a) as follows: clause (ii): in the fifth line of this clause, delete the word "thirtieth" and insert the word "twentieth".

(f) Documents to be delivered upon the execution of this Confirmation for the purpose of Section 4(a) are: (i) with respect to both GSCM and Counterparty, a copy of the most recent, publicly available audited annual financial statements and/or of the unaudited quarterly financial statements of, in the case of GSCM, Goldman Group, and, in the case of Counterparty, Counterparty, prepared in accordance with generally accepted accounting principles in the country in which the party is organized; (ii) with respect to GSCM only, the Standard Guaranty of Goldman Group; and, (iii) with respect to Counterparty only, certified resolutions of its board of directors or other governing body authorizing this Confirmation and the Transactions contemplated hereby.

(g) Jurisdiction. The parties hereby agree to amend Section 13(b) by deleting "non-" from the second line of clause (i).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) will not apply to Transactions.

(i) Accuracy of Specified Information. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period, the phrase "or, in the case of audited or unaudited financial statements, a fair presentation of the financial condition of the relevant person."

(j) Additional Representations. The parties agree to amend Section 3 by adding new Sections 3(e), (f), (g), and (h) as follows:

     (e) Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

     (f) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (g) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

     (h) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(k) Transfer. The following amendments are hereby made to Section 7: (i) in the third line, insert the words "which consent will not be arbitrarily withheld or delayed," immediately before the word "except"; and (ii) in clause (a), insert the words "or reorganization, incorporation, reincorporation, or reconstitution into or as," immediately before the word "another."

(l) Severability. This Agreement shall be deemed to be invalid and unenforceable if any provision of Sections 1(c), 2, 5, 6, or 11 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, any such Section) shall be held to be invalid or unenforceable.

(m) Waiver of Trial by Jury. Each party hereby irrevocably waives any and all right to trial by jury in any Proceeding.

                                     Annex B

The following provisions shall apply with respect to Paragraph 13 to the ISDA Form CSA.

(a) Credit Support Obligations.

     (i) "Credit Support Amount" has the meaning specified in Paragraph 3, except that the Credit Support Amount for Counterparty shall never be less than the Independent Amount.

     (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Counterparty.

                                                             Valuation
                                                             Percentage
                                                             ----------

     (A)      Cash                                              100%

     (B)      negotiable debt obligations                      98.5%
              issued by the U.S. Treasury
              Department having an original
              maturity at issuance of not
              more than one year ("Trea-
              sury Bills")

     (C)      negotiable debt obligations                      98.5%
              issued by the U.S. Treasury
              Department having an original
              maturity at issuance of more
              than one year but not more
              than 10 years ("Treasury Notes")

     (D)      negotiable debt obligations                      98.5%
              issued by the U.S  Treasury
              Department having an original
              maturity at issuance of more
              than 10 years ("Treasury Bonds")

     (E)      negotiable debt obligations                      98.5%
              which are issued and/or
              guaranteed as to both principal
              and Interest by the Federal Home
              Loan Mortgage Corporation
              ("FHLMC"), the Federal National
              Mortgage Association ("FNMA"),
              or the Government National Mort-
              gage Association ("GNMA"),
              including mortgage-backed
              securities and REMICs (collectively,
              "Agency Securities"), but excluding
              interest only securities, principal only securities and residual interests.

     (iii) Thresholds.

           (A) "Independent Amount" means with respect to Counterparty: 2% of the initial Notional Amount.

           (B) "Threshold" means with respect to GSCM: Not applicable, it being understood that GSCM shall be only a Secured Party hereunder and not a Pledgor and shall be under no obligation to Transfer Collateral hereunder; and with respect to Counterparty: zero.

           (C) "Minimum Transfer Amount" means with respect to a party, $1,000,000; provided, however, that if an Event of Default has occurred and is continuing with respect to a party, the Minimum Transfer Amount with respect to such party shall be zero.

           (D) Rounding. The Delivery Amount and Return Amount will be rounded up and down, respectively, to the nearest integral multiple of $100,000.

(b) Valuation and Timing.

     (i)   "Valuation Agent" means GSCM.

     (ii)  "Valuation Date" means each New York Banking Day.

     (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means no later than 1:00 p.m., New York time, on a Local Business Day; provided, however, that the Valuation Agent will only give notice of its calculations to a party upon request by such party.

(c) Conditions Precedent. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Counterparty only, Credit Event Upon Merger and Illegality.

(d) Dispute Resolution.

     (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

     (ii) "Value". For the purpose of Paragraph 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:

           (A) The Value of Cash will be the face amount thereof, multiplied by the applicable Valuation Percentage.

           (B) With respect to any Treasury Bills, Treasury Notes, Treasury Bonds, or Agency Securities (referred to herein as "Securities"), the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Securities chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker on such date, the mean of such high bid and low asked prices as of the day, next preceding such date, on which such quotations were available, plus (II) the accrued interest on such Securities (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (B)) as of such date, multiplied by the applicable Valuation Percentage.

(e) Distributions and Interest Amount.

     (i) Interest Rate. The "Interest Rate" will be the overnight Federal Funds (Effective) rate, as advised by Telerate p. 120, minus 25 basis points.

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

                                     Annex C

     Redemption Period                                    Redemption Price
--------------------------------------------------------------------------------
From July 1, 2003 through June 30, 2004                       $114.27
From July 1, 2004 through June 30, 2005                       $113.51
From July 1, 2005 through June 30, 2006                       $112.76
From July 1, 2006 through June 30, 2007                       $112.00


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